EXHIBIT 99.12

                      EOG RESOURCES, INC.
               CHANGE OF CONTROL SEVERANCE PLAN
       (As Amended and Restated Effective June 15, 2005)

     WHEREAS, EOG Resources, Inc. ("Company") desires to provide severance benefits to eligible employees terminated as a result of a Change of Control;

     WHEREAS, the Company sponsors the Change of Control
Severance Plan, as amended and restated effective May 8, 2001
(the "COC Severance Plan");

     WHEREAS, the Company wishes to further modify the COC
Severance Plan in accordance with Section 9 hereof and to restate the COC Severance Plan in its entirety as set forth below.

     NOW, THEREFORE, the Company hereby adopts the following terms and conditions of the EOG Resources, Inc. Change of Control Severance Plan ("Plan") for the benefit of its eligible employees.

Section 1  -   Eligible Employees

     The benefits provided pursuant to this Plan shall be available to all Company (including its subsidiaries, or Affiliates) employees in the United States and on international assignment from the United States who meet all of the following requirements:

     (a) The employee is classified either as regular full-time or regular part-time and is not covered under any collective bargaining agreement with the Company or a subsidiary, or Affiliate, thereof.

     (b) The employee is Involuntarily Terminated on or within two years after a Change of Control of the Company.

     However, if any company, division, subsidiary, or Affiliate, or other business operation of the Company or its subsidiaries, or Affiliates is divested (whether in a stock or asset transaction) by the Company on or within two years after a Change of Control (such business segment being referred to herein as a "Divested Entity"), such divestiture shall not be deemed an Involuntary Termination of any employee employed by a Divested Entity, including an employer of divested assets. No eligible employee shall receive a severance benefit under the Plan if such employee receives an offer of employment at a location within fifty (50) miles from the employee's present work site and at the employee's same or higher rate of Base Pay or accepts an offer of employment at any rate of pay from a Divested Entity, including a purchaser, or Affiliate of a purchaser, of assets from the Company or any of its subsidiaries, or Affiliates. Employees of such a Divested Entity, including employees who accept an offer of employment from such a purchaser, or Affiliate of a purchaser, of assets, who remain employed by the Divested Entity subsequent to the divestiture shall not be eligible for benefits under the Plan merely by reason of the divestiture, but any such employee who is thereafter Involuntarily Terminated within twelve months of the closing date of the divestiture shall continue to be eligible for benefits under this Plan, subject to the provisions of Section 2(a)(ii).

Section 2  -   Benefits

     (a) Subject to Paragraph (c) of this Section 2, an eligible employee who is Involuntarily Terminated shall receive a severance payment in an amount equal to the greater of: (1)
six (6) months of Base Pay, or (2) the aggregate sum of: (A) two weeks of Base Pay per Year of Service or portion thereof, plus (B) one month of Base Pay for each $10,000 or portion thereof of the employee's annual Base Pay, plus (C) one month of Base Pay for each five percent (5%) of such employee's annual bonus award opportunity, if any, or portion thereof under the Company's annual bonus program in effect immediately prior to the Change of Control (or on the Date of Termination, if greater).

     (i) Payment of the severance benefit provided above shall be made in cash in a lump sum within fifteen (15) days of the date the Company (or its subsidiaries or Affiliates, or a Divested Entity, as the case may be) receives the employee's executed release as provided for in Section 4.

     (ii) Notwithstanding anything to the contrary in this Plan, the amount of the severance payments provided under this Plan shall be in lieu of any other layoff or severance benefits of the Company or its subsidiaries, or Affiliates (not described in clauses (A) through (D) below), and shall be reduced by any severance payments receivable by the employee from (A) any individual contractual severance arrangement (whether under an employment contract, consulting agreement or other agreement) in effect between the employee and the Company or any of its subsidiaries, or Affiliates, or a Divested Entity, (B) any severance or layoff plan of any Divested Entity of the company, including a purchaser of assets, after divestiture of such entity, and (c) any monies or compensation payable to terminated employees by the Company or any of its subsidiaries, or Affiliates, or a Divested Entity pursuant to any governmental, statutory or regulatory program or scheme.

     (b)  For purposes of this Plan:

     (iii) "Base Pay" shall mean the greater of the employee's compensation from the Company or its subsidiaries, or Affiliates at the regular hourly, monthly, annual or other applicable rate which was in effect immediately prior to the employee's Involuntary Termination or immediately prior to the Change of Control.

     (iv) "Year of Service" with respect to regular full-time employees shall mean each aggregate period of 365 Days of Employment with the Company, or an Affiliate thereof, commencing with the employee's date of hire or rehire. A "Day of Employment" shall mean a day on which the employee is included in the current payroll records of the Company, or an Affiliate thereof. Days of Employment and Years of Service shall be aggregated under this Plan only so long as the period of continuous Days of Employment occurring prior to any interruption in such period is equal to or greater than the number of days of such interruption; otherwise, only the most recent continuous period of Days of Employment and Years of Service shall be counted under this Plan. Any period of authorized leave, layoff, or disability shall not count as an interruption in employment so long as an employee returns to work at the time such status ceases. A Day of Employment shall include a day during which an employee of the Company, or a subsidiary, or Affiliate, thereof, was included on the payroll records of any company acquired by the Company or its subsidiaries, or Affiliates. "Year of Service" with respect to a part-time employee shall mean the greatest number of aggregate years of service for which such employee is given credit for benefit accrual purposes under any single qualified retirement or pension plan of the Company, or an Affiliate thereof. For employees who have been on both regular full-time status and part-time or temporary status, Years of Service shall be computed separately for each status according to the foregoing rules and aggregated for total Years of Service.

     (c) The Aggregate Present Value (as defined below) of the benefit amount calculated as a lump sum under Paragraph (a) of this Section 2 on the Involuntary Termination Date shall not exceed the lesser of the following amounts:

     (i)  2.99 multiplied by the Base Amount as defined herein, or

     (ii) three times the sum of (A) and (B) where (A) equals employee's annual Base Pay and (B) equals 100% of employee's annual bonus target award, if any, under the Company's annual bonus program as in effect immediately prior to the Change of Control Date (or if no target annual bonus for the year in which the Change of Control occurs has been set, the target annual bonus for the immediately prior year) (or if increased, immediately prior to the Termination Date).

     For the purpose of this Section 2(c), "Aggregate Present Value" shall have the meaning provided under Section 1274(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"). If any federal or state tax withholding is required to be made from such benefit amount, the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) may withhold the required amount from any benefit payable under the Plan.

     (d) Anything in this Plan to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the employee, whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise
(a "Payment"), would be subject to the excise tax imposed by section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the employee shall be entitled to receive an additional payment (a "Gross-Up
Payment") in an amount such that after payment by the employee of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax imposed upon the Gross-Up Payment, the employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Subject to the provisions of this Section 2(d), all determinations required to be made hereunder, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by a nationally recognized public accounting firm chosen by the Company (the "Accounting Firm") at the sole expense of the Company, which shall provide detailed supporting calculations both to the Company and the employee within 15 business days of the date of termination of the employee's employment, if applicable, or such earlier time as is requested by the Company. If the Accounting Firm determines that no Excise Tax is payable by the employee, the Accounting Firm shall furnish the employee with an opinion that he has substantial authority not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and the employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments, which will not have been made by the Company should have been made (an "Underpayment"), consistent with the calculations required to be made hereunder. If the Company exhausts its remedies pursuant hereto and the employee thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the employee.

     The employee shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the employee knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. The employee shall not pay such claim prior to the expiration of the thirty (30)-day period following the date on which it gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the employee in writing prior to the expiration of such period that it desires to contest such claim, the employee shall:

          (i) give the Company any information reasonably requested by the Company relating to such claim,

          (ii) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including (without limitation) accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

         (iii) cooperate with the Company in good faith to effectively contest such claim, and

          (iv) permit the Company to participate in any proceedings relating to such claim;

provided that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the employee harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions hereof the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine, provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

     If, after the receipt by the employee of a Gross-Up Payment or the payment by the Company of any claim by the Internal Revenue Service pursuant hereto, the employee becomes entitled to receive, and receives, any refund with respect to such claim, the employee shall (subject to the Company's complying with the requirements hereof) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto).

     (e) Any severance payment to which an eligible employee may become entitled under this Plan shall be reduced in proportion to any amounts received by the eligible employee under any other severance plan maintained by the Company (or its subsidiaries or Affiliates, or a Divested Entity) or any agreement entered into between the eligible employee and the Company (or its subsidiaries or Affiliates, or a Divested
Entity).

Section 3  -   Involuntary Termination

     For purposes of this Plan, "Involuntary Termination" or "Involuntarily Terminated" shall mean:

     (a) Termination of an eligible employee's employment with the Company (or its subsidiaries, or Affiliates, or a Divested
Entity) at the election of the Company (or its subsidiary, or Affiliate, or the new owners of a Divested Entity) for any reason except a Termination for Cause, as defined below.

     (i) "Termination for Cause" shall mean termination at the election of the Company (or a subsidiary, or Affiliate, thereof or the new owners of a Divested Entity) by reason of the employee's (A) conviction of a felony involving moral turpitude (which, through lapse of time or otherwise, is not subject to appeal), (B) willful refusal without proper legal cause to perform employee's duties and responsibilities, or
     (C) willfully engaging in conduct which the employee has, or in the opinion of the Company (or its subsidiary, or Affiliate, or the new owners of a Divested Entity) should have, reason to know is materially injurious to the Company (or a subsidiary, or Affiliate, or the new owners of the Divested Entity).

     (b) "Termination for Good Reason" which, for purposes of the Plan, shall mean termination, by written notice from an eligible employee setting forth the particulars and delivered to and received by the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be), by the employee of his employment with the Company (or one of its subsidiaries, or Affiliates, or a Divested Entity) in connection with or based upon and within 90 days of:

     (i) a reduction in Employee's Base Pay or, excluding a reduction of benefits by reason of a divestiture described in
     Section 1, the failure to continue the employee's full participation in any employee benefit plan or program (unless replaced by a substantially comparable plan or program) in which employee is eligible to participate prior to the notification (other than as a result of the normal expiration of such plan or program), other than a reduction in benefits or failure to continue benefits that is part of a general program to reduce benefits on a proportional basis relative to all other employees of the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be); or

     (ii) a relocation of the employee's primary place of work to a location more than 50 miles away from the employee's primary place of work at the time of the notice (provided, however, this clause (iii) shall no longer apply to an employee after he has accepted any such relocation after the Change of Control Date and the above referenced 90 day period has passed);

     provided, however, in any event the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) shall have a period of not less than thirty (30) days after the receipt of such written notice by the employee to remedy the situation. In the event the particular facts described by the employee in his or her notice do not constitute an Involuntary Termination, or the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) remedies the situation during such remedial period of time, the employee shall not be entitled to severance benefits under the Plan with respect thereto.

Section 4  -   Release

     Notwithstanding any other provision of this Plan, no eligible employee who is Involuntarily Terminated shall receive a severance benefit hereunder unless such employee (i) executes and returns to the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) within such time frame as determined by the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be), not to exceed forty-five (45) days after the later of
(x) the date of receipt of the release by the employee or (y) the Involuntary Termination Date, a written release in the form prescribed by the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be) in its sole discretion from any and all claims pertaining to his or her employment and separation from employment with the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be), that may arise under applicable federal, state or local law, including, but not limited to, the Federal Age Discrimination in Employment Act, and (ii) does not subsequently revoke the foregoing release within seven (7) days after its execution and delivery to the Company (or its subsidiary, or Affiliate, or a Divested Entity, as the case may be). In the event the last day of these applicable time periods is not a Business Day, the period shall be extended until the next following Business Day. For purposes of this
Section 4, "Business Day" shall mean any day of the year except Saturday, Sunday and any day on which the Company (or its subsidiaries, or Affiliates, or a Divested Entity, as the case may be) is closed.

Section 5  -   Definitions

     For purposes of this Plan, all capitalized terms shall have the meanings ascribed to them below or as defined elsewhere in this Plan:

     (a) "Affiliate" is used to indicate a relationship to a specified Person and shall mean a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person.

     (b) "Associate" is used to indicate a relationship with a specified Person and shall mean (i) any corporation, partnership or other organization to which such specified Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class equity securities, (ii) any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity, (iii) any relative or spouse of such specified Person, or any relative of such spouse, who has the same home as such specified Person or who is a director or officer of the Company or any of its parents or subsidiaries, or Affiliates, and (iv) any person who is a director or officer of such specified Person or any of its parents or subsidiaries, or Affiliates (other than the Company or any wholly-owned subsidiary, or Affiliate, of the Company).

     (c)  "Base Amount" shall have the meaning provided under
Section 280G(b)(3) of the Code and applicable regulations issued thereunder.

     (d) "Beneficial Owner" shall be defined by reference to Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; provided, however, and without limitation, any individual, corporation, partnership, group, association or other person or entity which has the right to acquire any Voting Stock at any time in the future, whether such right is contingent or absolute, pursuant to any agreement, arrangement or understanding or upon exercise of conversion rights, warrants or options, or otherwise, shall be the Beneficial Owner of such Voting Stock.

     (e)  "Change of Control" means:

          (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange
Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding
Company Voting Securities"); provided, however, that, for purposes of this clause (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan
(or related trust) sponsored or maintained by the Company or any Affiliated Company, (iv) any acquisition by any corporation pursuant to a transaction that complies with subclauses (A), (B) and (C) of clause (3) of this definition or (v) an acquisition by a Qualified Institutional Investor, but only for so long as such investor remains a Qualified Institutional Investor;

          (2) Individuals who, as of May 3, 2005, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (3) Consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entitles that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination
(including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries, or Affiliates) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company
Voting Securities, as the case may be, (B) no Person
(excluding any corporation resulting from such Business
Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business
Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business
Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business
Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;
or

          (4) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     (f) "Change of Control Date" shall mean the day on which a Change of Control becomes effective.

     (g) "Involuntary Termination Date" shall mean employee's last date of employment by reason of an Involuntary Termination.

     (h) "Permanent Disability" shall mean such permanent disability that qualifies employee for benefits under Company's long-term disability benefit plan covering the employee at the time.

     (i) "Person" shall mean an individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

     (j) "Qualified Institutional Investor" shall mean, as of any time of determination, a Person that is described in Rule 13d-l(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (as such Rule is in effect on the date hereof) and is eligible to report (and, if such Person is the Beneficial Owner of greater than 5% of the shares of common stock of the Company ("Common Shares"), does in fact report) beneficial ownership of Common Shares on
Schedule 13G, and such Person (i) is not required to file a
Schedule 13D (or any successor or comparable report) with respect to its beneficial ownership of Common Shares, and (ii) shall be the Beneficial Owner of less than 15% of the Common Shares then outstanding; provided, however, that a Person which would constitute a Qualified Institutional Investor except for its failure to satisfy clause (ii) of this definition shall nonetheless constitute a Qualified
Institutional Investor if (A) such Person or an Affiliate of such Person shall have, as of December 31, 2004, reported beneficial ownership of greater than 5% of the Common Shares for a period of two consecutive years and shall thereafter continuously beneficially own greater than 5% of the Common
Shares then outstanding prior to the time of determination,
(B) shall be the Beneficial Owner of less than 15% of the Common Shares then outstanding (including in such calculation the holdings of all of such Person's Affiliates and Associates other than those which, under published interpretations of the SEC or its Staff, are eligible to file separate reports on
Schedule 13G with respect to their beneficial ownership of the Common Shares), and (C) such Person shall be the Beneficial
Owner of less than 30% of the Common Shares then outstanding.

      Solely for the purposes of the above definition of "Qualified Institutional Investor", a person shall be deemed to be the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to (ii)(B) above) or disposing of any securities of the Company.

     (k) "Voting Stock" shall mean all outstanding shares of capital stock of the Company entitled to vote generally in elections for directors, considered as one class; provided, however, that if the Company has shares of Voting Stock entitled to more or less than one vote for any such share, each reference to a proportion of shares of Voting Stock shall be deemed to refer to such proportion of the votes entitled to be cast by such shares.

Section 6  -   Named Fiduciary

     The Company shall be the named fiduciary for purposes of carrying out the operation and administration of this Plan. The Company may designate one or more of its employees to carry out the fiduciary responsibilities of the Company under this Plan.

Section 7  -   Administration

     (a) Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") or its designee as shall be designated from time to time (the "Plan Administrator"), provided that in the event of an impending Change of Control, the Plan Administrator may appoint (a) a person who is an Incumbent Director immediately prior to the Change of Control or (b) a person or persons who are independent of the Company or persons operating under its control or on its behalf to be the Plan Administrator effective upon the occurrence of a Change of Control, and such Plan Administrator shall not be removed following a Change of Control. If such person determines in his or her discretion to no longer be the Plan Administrator following a Change of Control, the Company may appoint a successor Plan Administrator who is (i) a person who was an Incumbent Director immediately prior to the Change of Control or (ii) independent of the Company or persons operating within its control or on its behalf. For purposes of performing services under this Plan, following a Change of Control, the Plan Administrator who is appointed pursuant to this Section 7(a) shall be paid an amount on a monthly basis equal to one twelfth of the annual cash director fee for non-employee directors in effect immediately prior to the Change of Control. The Plan Administrator shall have authority to delegate responsibility for the operation and administration of the Plan. Subject to the express provisions of the Plan, including without limitation Section 9 below, and the rights of eligible employees pursuant thereto, the Plan Administrator shall have discretionary authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as the Plan Administrator shall, from time to time, deem advisable; (ii) resolve all questions or ambiguities relating to the interpretation and application of the Plan (and any notices or agreements relating thereto);
(iii) make eligibility and benefit determinations under the Plan, including any factual determinations relevant thereto; and (iv) otherwise supervise the administration of the Plan in accordance with the terms hereof. The decision of the Plan Administrator upon all matters within the scope of its authority shall be conclusive and binding on all parties.

     (b) Indemnification of Plan Administrator. In addition to such other rights of indemnification applicable to the Plan Administrator, the Plan Administrator shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which the Plan Administrator may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by the Plan Administrator in settlement thereof (provided such settlement is approved by the Board of Directors of the Company) or paid by the Plan Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be determined in such action, suit or proceeding that the Plan Administrator has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding, the Plan Administrator shall offer the Company in writing the opportunity, at its own cost, to handle and defend the same.

     (c) Notice. Any notice required to be delivered by the Company or the Plan Administrator or by an eligible employee under this Plan shall be deemed delivered to the Company and to the eligible employee when deposited in the U.S. mails, and addressed to the Company's Vice President, Human Resources, Administration & Corporate Secretary and to the eligible employee at his or her last known address as reflected on the books and records of the Company.

Section 8  -   Funding

     All funds required to provide for payments to be made under this Plan shall come from the general assets of the Company and its subsidiaries, or Affiliates.

Section 9  -   Amendment and Termination

     This Plan may be amended or terminated by the separate approval of the Board of Directors of the Company and the Compensation Committee at any time for any reason; provided, however, no termination of this Plan shall occur, and no amendment shall reduce or restrict the benefits provided hereunder for two years following a Change of Control Date. Notwithstanding the above, the Plan may only be terminated or amended to the detriment of employees of the Company (its subsidiaries or Affiliates, or a Divested Entity) upon giving at least two years' notice to employees affected by the termination or amendment of the Plan. Termination or amendment of the Plan shall not affect the rights of employees who are Involuntarily Terminated prior to the date such termination or amendment is approved.

Section 10  -  Death, Disability or Retirement

     In the event of the employee's death, retirement, or Permanent Disability following the employee's Involuntary Termination Date, the employee or the employee's legal representatives shall be entitled to receive the balance of any unpaid amounts payable under this Plan. In no event will the employee or the employee's legal representatives receive payments under this Plan if the employee dies, retires or becomes Permanently Disabled prior to his Involuntary Termination Date.

Section 11  -  No Right to Employment

     This Plan does not constitute or imply a contract between the Company and its employees. Further, this Plan creates no Company obligation nor any individual obligation, right, privilege, term, or condition of employment. The Company (or a subsidiary, or Affiliate, thereof) may at any time dismiss an employee from employment, free from any liability or any claim under this Plan unless otherwise expressly provided in the Plan.

Section 12  -  Governing Law

     The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal law, and to the extent not preempted thereby, with the laws of the State of Texas notwithstanding any conflict of law principles.

Section 13  -  Severability

     If any provision of this Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, such provision shall be construed or deemed amended to conform to applicable laws. If it cannot be so construed or deemed amended without, in the sole determination of the Company, materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction and the remainder of the Plan shall remain in full force and effect.

Section 14  -  Claims

     All claims for benefits under the Plan by an eligible employee shall be made in writing to the Company within sixty
(60) days of the date of the alleged occurrence giving rise to the claim. If the Company, or any person(s) designated for the purpose of claims resolution, believes that the claim should be denied, the claimant shall be notified in writing of the denial of the claim within thirty (30) days after the Company's receipt of the claim. Such notice shall:

     (a) set forth the specific reason or reasons for the denial, making reference to the pertinent provisions of the Plan on which the denial is based;

     (b) describe any additional material or information that should be received before the claim may be acted upon favorably and explain the reason why such material or information, if any, is needed; and

     (c)  inform the claimant of his or her right pursuant to this
Section 14 to request review of the decision by the Company.

     A claimant who believes that he or she has submitted all available and relevant information may appeal the denial of a claim to the Company by submitting a written request for review within sixty (60) days after the date on which such denial is received. The person making the request for review may examine the Plan documents and the request for review may discuss any issues relevant to the claim. The Company shall decide whether or not to grant the claim within thirty (30) days after receipt of the request for review, but this period may be extended by the Company for up to an additional thirty
(30) days in special circumstances. The Company's decision shall be in writing, shall include specific reasons for the decision, and shall refer to pertinent provisions of the Plan on which the decision is based.

     Any and all disputes that may arise between the Company and the claimant following the exhaustion of the claims procedures provided for under the Plan shall be resolved by a court of competent jurisdiction.

Section 15 - Section 409A. Notwithstanding anything herein to the contrary, it is intended that no payments or benefits provided for under this Plan shall be "deferred compensation" subject to Section 409A of the Code ("Section 409A"). The Company shall amend the Plan to the extent determined by the Plan Administrator to be necessary to avoid the imposition of tax and interest under Section 409A; provided that no such amendment shall reduce the present value of payments and benefits under the Plan.

Section 16  -  Effective Date

     This amended and restated Plan is effective as of June
15, 2005.



IN WITNESS WHEREOF the Company has executed this Plan effective as of the date above written.

                              EOG RESOURCES, INC.


                              By: /s/ PATRICIA EDWARDS

                              Title:  Vice President, Human Resources,
                                       Administration & Corporate Secretary



Attest: /s/ CANDICE WELLS
        Assistant Secretary